                                                                   Exhibit 10.11


                         LEXINGTON CORPORATE CENTER

                                 L E A S E

                                 ARTICLE 1
                                 ---------

                              Reference Data
                              --------------

1.1  Subject Referred To
     -------------------

     Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Section 1.1.

          Date of this Lease:    As of May 24, 1999

          Building:              The Building constructed in Lexington,
                                 Massachusetts on a parcel of land described in the deed filed with the Middlesex South
                                 Registry District of the Land Court on April
                                 16, 1997 as Document No. 1029106, and known as 10 Maguire Road (the Building and such parcel of land hereinafter being collectively referred to as the "Property").

          Premises:              The portion of the Building known as "Area
                                 4," substantially as shown on Exhibit A
                                 attached hereto.

          Rentable Floor
          Area of Premises:      Approximately 31,046 rentable square feet


          Landlord:              10 Maguire Road LLC

          Original Notice
          Address of Landlord:   c/o Nordblom Management Company, Inc.
                                 31 Third Avenue
                                 Burlington, Massachusetts  01803

          Tenant:                Software.com, Inc. a ____________ corporation

          Original Notice
          Address of Tenant:     10 Maguire Road
                                 Lexington, Massachusetts  02173

          Expiration Date:       The last day of the fifth (5th) Lease Year (as
                                 hereinafter defined)

          Delivery Date:         September 1, 1999

          Allowance:             $683,012.00

          Annual Fixed
          Rent Rate:             $776,150.00 during the 1st and 2nd Lease
                                 Years; $807,196.00 during the 3rd Lease Year and $838,242.00 thereafter.

          Monthly Fixed
          Rent Rate:             $64,679.16 during the 1st and 2nd Lease
                                 Years; $67,266.33 during the 3rd Lease Year and $69,853.50 thereafter.

          Rent
          Commencement
          Date: The date that is one (1) month from the Commencement Date (as defined in Section 2.2).

          Letter of Credit
          Amount:                $800,000.00, subject to reduction pursuant to
                                 Section 4.4

          Base Operating
          Costs:                 $1,225,698.00

          Base Taxes:            $484,578.00

          Tenant's Percentage:   The ratio of the Rentable Floor Area of the
                                 Premises to the total rentable area of the Building, which shall initially be deemed to be 10.89%.

          Permitted Uses:        General business offices and ancillary uses
                                 incidental thereto, including without
                                 limitation, incidental storage, kitchenette and lunchroom areas for use by Tenant's employees.

         Public Liability Insurance Limits:

                Comprehensive General Liability:  $1,000,000 per occurrence
                                                  $5,000,000 general aggregate

1.2  Exhibits.
     --------

     The Exhibits listed below in this section are incorporated in this Lease by reference and are to be construed as a part of this Lease.

             EXHIBIT A    Plan showing the Premises
             EXHIBIT B    Commencement Date Notification
             EXHIBIT C    Base Building Work
             EXHIBIT C-1  Conceptual Plan of TIW
             EXHIBIT D    Work Change Order
             EXHIBIT E    Rules and Regulations
             EXHIBIT F    Form of Letter of Credit
             EXHIBIT G    Cleaning and Janitorial Standards

                                       1
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1.3  Table of Articles and Sections.
     ------------------------------

     ARTICLE 1 -- Reference Data
     ---------------------------

     1.1  Subjects Referred To...................................... 1
     1.2  Exhibits.................................................. 1
     1.3  Table of Articles and Sections............................ 2

     ARTICLE 2 -- Premises and Term
     ------------------------------

     2.1  Premises.................................................. 3
     2.2  Term...................................................... 3
     2.3  Extension Option.......................................... 3
     2.4  Termination Right......................................... 4

     ARTICLE 3 -- Improvements
     -------------------------

     3.1  Performance of Work and Approval of Landlord's Work....... 4
     3.2  Acceptance of the Premises................................ 4
     3.3  Pre-Commencement Entry by Tenant.......................... 5

     ARTICLE 4 -- Rent
     -----------------

     4.1  The Fixed Rent............................................ 5
     4.2  Additional Rent........................................... 5
          4.2.1  Real Estate Taxes.................................. 5
          4.2.2  Personal Property Taxes............................ 5
          4.2.3  Operating Costs.................................... 5
          4.2.4  Insurance.......................................... 6
          4.2.5  Utilities.......................................... 7
     4.3  Late Payment of Rent...................................... 7
     4.4  Letter of Credit.......................................... 7
          4.4.1  Amount of Letter of Credit......................... 7
                 4.4.1.1  Annual Reduction; Tenant's Election....... 7
          4.4.2  Renewal of Letter of Credit........................ 7
          4.4.3  Draws to Cure Defaults............................. 8
          4.4.4  Draws to Pay Damages............................... 8
          4.4.5  Draws for Failure to Deliver Substitute Letter
                  of Credit......................................... 8
          4.4.6  Transferability.................................... 8
          4.4.7  Substitution of Cash............................... 8
          4.4.8  Return of Letter of Credit at End of Term.......... 8

     ARTICLE 5 -- Landlord's Covenants
     ---------------------------------

     5.1  Affirmative Covenants..................................... 8
          5.1.1  Heat and Air Conditioning.......................... 8
          5.1.2  Electricity........................................ 8
          5.1.3  Cleaning; Water.................................... 8
          5.1.4  Fire Alarm......................................... 8
          5.1.5  Repairs............................................ 8
          5.1.6  Landscaping; Snow Removal.......................... 8
          5.1.7  On-Site Amenities.................................. 8
          5.1.8  Access............................................. 8
          5.1.9  Y2K Compliance..................................... 8
     5.2  Interruption.............................................. 8
     5.3  Outside Services.......................................... 8
     5.4  Landlord's Insurance...................................... 8

     ARTICLE 6 -- Tenant's Additional Covenants
     ------------------------------------------

     6.1  Affirmative Covenants..................................... 8
          6.1.1  Perform Obligations................................ 8
          6.1.2  Use................................................ 8
          6.1.3  Repair and Maintenance............................. 8
          6.1.4  Compliance with Law................................ 8
          6.1.5  Indemnification.................................... 8
          6.1.6  Landlord's Right to Enter..........................10
          6.1.7  Personal Property at Tenant's Risk.................10
          6.1.8  Payment of Landlord's Cost of Enforcement..........10
          6.1.9  Yield Up...........................................10
          6.1.10 Rules and Regulations..............................10
          6.1.11 Estoppel Certificate...............................10
          6.1.12 Landlord's Expenses Re Consents....................10
     6.2  Negative Covenants........................................10
          6.2.1  Assignment and Subletting..........................10
          6.2.2  Nuisance...........................................11
          6.2.3  Hazardous Wastes and Materials.....................11
          6.2.4  Floor Load; Heavy Equipment........................11
          6.2.5  Installation, Alterations or Additions.............11
          6.2.6  Abandonment........................................12
          6.2.7  Signs..............................................12
          6.2.8  Parking and Storage................................12

     ARTICLE 7 -- Casualty or Taking
     -------------------------------

     7.1  Termination...............................................12
     7.2  Restoration...............................................12
     7.3  Award.....................................................12

     ARTICLE 8 -- Defaults
     ---------------------

     8.1  Events of Default.........................................12
     8.2  Remedies..................................................13

                                       2
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     8.3  Remedies Cumulative.......................................13
     8.4  Landlord's Right to Cure Defaults.........................13
     8.5  Effect of Waivers of Default..............................13
     8.6  No Waiver, etc............................................13
     8.7  No Accord and Satisfaction................................13

     ARTICLE 9 -- Rights of Mortgage Holders
     ---------------------------------------

     9.1  Rights of Mortgage Holders................................13
     9.2  Lease Superior or Subordinate to Mortgages................13

     ARTICLE 10 -- Miscellaneous Provisions
     --------------------------------------

     10.1  Notices From One Party to the Other......................14
     10.2  Quiet Enjoyment..........................................14
     10.3  Lease Not to be Recorded.................................14
     10.4  Limitation of Landlord's Liability.......................14
     10.5  Acts of God..............................................14
     10.6  Landlord's Default.......................................14
     10.7  Brokerage................................................14
     10.8  Applicable Law and Construction..........................14


                                   ARTICLE 2
                                   ---------

                               Premises and Term
                               -----------------

2.1  Premises.  Landlord hereby leases to Tenant and Tenant hereby leases from
     --------
     Landlord, subject to and with the benefit of the terms, covenants, conditions and provisions of this Lease, the Premises, excluding the roof, exterior faces of exterior walls, the common stairways, stairwells, elevators and elevator shafts, and pipes, ducts, conduits, wires, and appurtenant fixtures serving exclusively or in common other parts of the Building (and any areas, such as the space above the ceiling or in the walls, that may contain such pipes, ducts, conduits, wires or appurtenant fixtures), and if Tenant's space includes less than entire rentable area of any floor, excluding the central core area of such floor.

     Tenant shall have, as appurtenant to the Premises, rights to use in common, subject to reasonable rules of general applicability to tenants of the Building from time to time made by Landlord of which Tenant is given reasonable advance notice, the common areas and facilities of the Building, including, without limitation: (a) the common lobbies, hallways, stairways, elevators and lavatories of the Building, loading docks and ramps, (b) common walkways and driveways necessary for access to the Building, (c) the common parking areas serving the Building, and (d) the cafeteria and exercise facility, including the locker/shower room, on the Property.

     Tenant shall be permitted to use up to 109 parking spaces in the parking area serving the Building.

     Landlord reserves the right from time to time, without unreasonable interference with use of the Premises: (a) to install, use, maintain, repair, replace and relocate for service to the Premises and other parts of the Building, or either, pipes, ducts, conduits, wires and appurtenant fixtures, wherever located in the Premises or Building, provided that any such work is installed above the finished ceiling, below the finished floor, or within existing chases, (b) to alter or relocate any other common facility, (c) to make any repairs and replacements to the Premises which Landlord is required or permitted to make hereunder, and (d) in connection with any excavation made upon adjacent land of Landlord or others, to enter, and to license others to enter, upon the Premises to do such work as the person causing such excavation deems necessary to preserve the wall of the Building from injury or damage and to support the same. Landlord will use reasonable efforts to minimize any disruption to Tenant's use of the Premises in Landlord's exercise of its rights hereunder.

2.2  Term.  TO HAVE AND TO HOLD for a term (the "Original Term") beginning on
     ----
     the Commencement Date, which shall be the earlier of (a) the date on which the work to be performed by Landlord pursuant to Exhibits C and C-1 has been Substantially Completed (defined below) or (b) the opening by Tenant of its business in the Premises, and ending on the Expiration Date, unless sooner terminated as hereinafter provided. The term "Substantially Completed" as used herein shall mean that the work to be performed by Landlord pursuant to Exhibits C and C-1 has been completed with the exception of minor items which can be fully completed without material interference with Tenant's use of the Premises and other items which because of the season or weather or the nature of the item are not practicable to do at the time, provided that none of said items is necessary to make the Premises tenantable for the Permitted Uses. If Landlord's Work is delayed due to Tenant Delay (hereinafter defined), then, for the purposes of determining the Commencement Date, the Landlord's Work shall be deemed to be substantially completed on the date that such work would have been substantially completed but for such Tenant Delay. If Landlord's Work is deemed substantially completed, pursuant to the foregoing (and the Original Term shall have commenced by reason thereof), but the Landlord's Work is not in fact substantially completed, Tenant shall not (except with Landlord's consent which consent shall not be unreasonably withheld) be entitled to take possession of the Premises for any purpose until the Landlord's Work is in fact substantially completed. Any items of Landlord's Work not fully completed on the date when Landlord's Work is in fact substantially completed shall thereafter be so completed with reasonable diligence by Landlord. For the purposes hereof "Tenant Delay" shall be defined as any delay in the performance of Landlord's Work in fact caused by any action or inaction (where action by Tenant is required hereunder) by Tenant or any of its agents, employees or contractors, including, without limitation, any delay in the performance thereof caused by (i) any special work or long lead-time items for which Landlord identifies in writing a specified period of Tenant Delay at the time of approval of the plans therefor, or change orders made by Tenant under subsection 3.1 hereof for which Landlord identifies in writing a specified period of Tenant Delay at the time of approval (and Tenant does not withdraw or alter such special work, long lead-time item or change order so as to avoid such delay), (ii) the delay of Tenant in submitting any plans and/or specifications, supplying information required to be supplied by Tenant, approving plans, specifications or estimates, giving authorizations or otherwise, in each case beyond the time specified hereunder for Tenant so to act (or where no time is specified, beyond a reasonable period), (iii) default on the part of Tenant, (iv) any failure to comply with Article 3 or any interference with the performance of Landlord's Work by Tenant, or any of its agents, employees, engineers, architects or contractors.

     When the dates of the beginning and end of the Original Term have been determined, such dates shall be evidenced by a document, in the form attached hereto as Exhibit B, which Landlord shall complete and deliver to Tenant, and which shall be deemed conclusive unless Tenant shall notify Landlord of any disagreement therewith within fifteen (15) days of receipt.

     The term "Lease Year" as used herein shall mean a period of twelve (12) consecutive full calendar months. The first Lease Year shall begin on the Rent Commencement Date if the Rent Commencement Date is the first day of a calendar month; if not, then the first Lease Year shall commence upon the first day of the calendar month next following the Rent Commencement Date. Each succeeding Lease Year shall commence upon the anniversary date of the first Lease Year.

2.3  Extension Option.  Provided that as of the date of the notice specified
     ----------------
     below and at the commencement of the Extended Term, Tenant is not in default of its obligations under this Lease after notice thereof and the expiration of any applicable grace period, Tenant shall have the right to extend the term of this Lease for one additional period of five (5) years, to begin immediately upon the expiration of the Original Term of this Lease (the "Extended Term"). All of the terms, covenants and provisions of this Lease shall apply to such

     Extended Term except that (i) the Annual Fixed Rent Rate for such extension period shall be the market rate at the commencement of such Extended Term, as designated by Landlord, subject to the following provisions of this Section 2.3, and (ii) the Letter of Credit Amount shall be reduced to $200,000.00 during such Extended Term pursuant to the provisions of Subsection 4.4.1.1(b) of this Lease. If Tenant shall elect to exercise the aforesaid option, it shall do so by giving Landlord notice in writing of its intention to do so not later than nine (9) months prior to the expiration of the Original Term of this Lease. If Tenant gives such notice, the extension of this Lease shall be automatically effected without the execution of any additional documents. The Original Term and the Extended Term are hereinafter collectively called the "term".

     Within fifteen (15) business days following such notice by Tenant, Landlord shall give written notice to Tenant setting forth Landlord's determination of the market rate. Within ten (10) business days after Landlord's notice, Tenant shall (i) revoke its exercise of the aforesaid option by giving written notice thereof to Landlord (in which case such exercise shall be rendered ineffective and the right of extension shall expire and be of no further force and effect), (ii) propose its determination of the market rate by giving written notice thereof to Landlord, or (iii) accept Landlord's determination. Failure on the part of Tenant to give such notice of either revocation or its determination shall bind Tenant to Landlord's determination. If Tenant proposes its determination and the parties cannot agree upon the market rate, then the market rate shall be submitted to arbitration as follows: market rate shall be determined by impartial arbitrators, one to be chosen and compensated by the Landlord, one to be chosen and compensated by Tenant, and a third to be selected, if necessary, as below provided. The unanimous written decision of the two first chosen, without selection and participation of a third arbitrator, or otherwise, the written decision of a majority of three arbitrators chosen and selected as aforesaid, shall be conclusive and binding upon Landlord and Tenant. Landlord and Tenant shall each notify the other of its chosen arbitrator within ten (10) days following the call for arbitration and, unless such two arbitrators shall have reached a unanimous decision within thirty (30) days after their designation, they shall so notify the then President of the Boston Bar Association and request him to select an impartial third arbitrator, who shall be a real estate counselor or a broker dealing with like types of properties, to determine market rate as herein defined. Such third arbitrator and the first two chosen shall hear the parties and their evidence and render their decision within thirty (30) days following the conclusion of such hearing and notify Landlord and Tenant thereof. Landlord and Tenant shall share equally the expense of the third arbitrator (if any). If the dispute between the parties as to a market rate has not been resolved before the commencement of Tenant's obligation to pay Fixed Rent based upon such market rate, then Tenant shall pay Fixed Rent under the Lease based upon the market rate designated by Landlord until either the agreement of the parties as to the market rate, or the decision of the arbitrators, as the case may be, at which time Tenant shall pay any underpayment of Fixed Rent to Landlord, or Landlord shall refund any overpayment of Fixed Rent to Tenant.

     In any event, the Annual Fixed Rent Rate for the Extended Term shall not be less than the Annual Fixed Rent Rate in effect immediately prior to such Extended Term.

2.4  Termination Right.  Provided that as of the date of the notice specified
     -----------------
     below and as of the Effective Termination Date (hereinafter defined), Tenant is not in default of its obligations beyond any applicable grace period under this Lease, and provided, further, that the initial Tenant named herein shall continue to occupy all of the Premises both at the time of the notice and as of the Effective Termination Date, Tenant shall have the right to terminate this Lease effective as of the last day of the 3rd Lease Year (the "Effective Termination Date"). If Tenant shall elect to exercise such right, it shall do so by giving written notice to Landlord no later than nine (9) months prior to the Effective Termination Date, such notice to be accompanied by a termination payment equal to $600,000.00. It is agreed that time is of the essence of this Section 2.4. Accordingly, if Tenant fails timely to exercise its right to terminate the Lease on or before the applicable exercise date specified above, Tenant shall have no further right to terminate this Lease hereunder. This Termination Right is personal to Software.com, Inc. and may not be assigned. For the purposes of this provision, amortization shall be on a straight line basis over the original term of the Lease.

                                   ARTICLE 3
                                   ---------

                                  Improvements
                                  ------------

3.1  Performance of Work and Approval of Landlord's Work.  Landlord shall cause
     ---------------------------------------------------
     to be performed the base building work required by Exhibit C (the "Base Building Work"), and the tenant improvement work to be shown in the final construction documents developed as provided herein (the "TIW") (collectively, the Base Building Work and the TIW are called, "Landlord's Work"). The final construction documents, which have not been prepared as of the date of this Lease, shall emanate from and be consistent in all material respects with the conceptual plan attached hereto as Exhibit C-1. Promptly after the execution hereof, Landlord shall cause to be prepared and delivered to Tenant final construction documents for the TIW, which shall be consistent in all material respects with Exhibit C-1. Landlord shall use reasonable efforts to cause its contractor to give Tenant a good faith estimate of the cost to construct the TIW as soon as possible after delivery of such construction documents and any revisions thereto. Within five (5) business days after receipt of such construction documents, Tenant shall either approve such documents, which approval shall not be unreasonably withheld so long as such documents are consistent in all material respects with Exhibit C-1, or disapprove same in writing, setting forth in reasonable detail Tenant's objections and Tenant's proposed modifications to address such objections. If Tenant so disapproves such documents, Landlord shall promptly cause same to be revised to address Tenant's objections and shall resubmit same to Tenant for approval or disapproval in the manner set forth above until the construction documents have been approved or deemed approved as provided herein. The failure of Tenant to respond in writing within five (5) business days after receipt of any documents or revised documents, as the case may be, shall constitute approval thereof by Tenant. Immediately after approval of such documents, Landlord shall cause its contractor to issue a firm, written bid for the construction of the TIW and shall deliver same to Tenant. Tenant agrees to make a representative reasonably available to Landlord and its architect in order to expedite the development of the construction documents.

     All Landlord's Work shall be done in a good and workmanlike manner employing good materials and so as to conform to all applicable building laws. Tenant agrees that Landlord may make any changes in the Base Building Work without Tenant's approval. Landlord may make changes in the TIW which may become reasonably necessary or advisable, other than material changes, without approval of Tenant, provided written notice is promptly given to Tenant. Any changes which are material in nature must first be approved in writing by Tenant, which approval shall not be unreasonably withheld or delayed, except for changes that affect the layout, general appearance, or functionality of the Premises. Landlord shall use diligence to (i) complete the on-site amenities center (i.e., the cafeteria and the exercise/shower/locker facility), and (ii) cause Landlord's Work to be Substantially Completed, both by the Delivery Date, but subject to Tenant Delay and the provisions of Section 10.5 hereof. Landlord agrees that Tenant may make changes in the TIW with the approval of Landlord, which shall not be unreasonably withheld or delayed and the execution by Landlord and Tenant of a Work Change Order in the form attached hereto as Exhibit D. Tenant shall pay to Landlord a sum equal to the amount by which the costs, including permitting fees, architectural, engineering and construction management costs, incurred by Landlord in performing the TIW exceed the Allowance, payment to be made as follows: (a) an amount equal to fifty (50%) percent of the anticipated cost of the excess upon execution of this Lease, (b) forty (40%) percent of such anticipated cost on or before the Commencement Date and (c) the balance upon Landlord's submission of the final bill to Tenant.

     If Landlord's Work has not been substantially completed by December 1, 1999 (the "Outside Date") and such failure is not the result of any Tenant Delay, Tenant shall have the right to terminate this Lease by giving written notice to Landlord within thirty (30) days following the Outside Date, such termination to be effective at the expiration of thirty (30) days from the giving of such notice, and if prior to the expiration of the aforesaid thirty (30)-day period the work has not been substantially completed, this Lease shall thereupon terminate.

3.2  Acceptance of the Premises.  Tenant or its representatives may, at
     --------------------------
     reasonable times, enter upon the Premises during the progress of the work to inspect the progress thereof and to determine if the work is being performed in accordance with the requirements of Section 3.1. Tenant shall promptly give to Landlord notices of any alleged failure by Landlord to comply with those requirements. Landlord's Work shall be deemed approved by Tenant when Tenant occupies the Premises for the conduct of its business, except for (i) items of

     Landlord's Work which are uncompleted or do not conform to Exhibit C or Exhibit C-1 and as to which Tenant shall, in either case, have given written notice to Landlord prior to such occupancy, (ii) latent defects in workmanship or materials not then discoverable by a reasonable examination and as to which Tenant shall have given Landlord written notice within one (1) year after the Commencement Date, and (iii) a punchlist prepared by Tenant, subject to confirmation and verification by Landlord, based on an inspection made by the parties prior to the date on which Tenant occupies the Premises for the conduct of its business; provided, however, that if the Premises are not available to Tenant for such inspection prior to the date of Tenant's occupancy, then such punchlist shall be prepared and signed by Tenant, and confirmed and verified in writing by Landlord, within twenty (20) days after Tenant first occupies the Premises. Landlord shall forthwith correct all defects noted on such punchlist within thirty (30) days thereafter, except for items which by their nature cannot be corrected within said 30-day period, provided that Landlord shall use diligence to correct such items expeditiously. A certificate of completion by a licensed architect or registered engineer shall be conclusive evidence that Landlord's Work has been completed except for items stated in such certificate to be incomplete or not in conformity with Exhibit C and Exhibit C-1.

3.3  Pre-Commencement Entry by Tenant.  With Landlord's prior consent, which
     --------------------------------
     shall not be unreasonably withheld, Tenant shall have the right to enter the Premises, during normal business hours and without payment of rent, but otherwise subject to all of the terms and conditions of the Lease, including without limitation, the provisions of subsection 6.1.5, to install Tenant's data and telecommunications wiring and equipment, so long as such work does not interfere with the performance of Landlord's work.


                                   ARTICLE 4
                                   ---------

                                     Rent
                                     ----

4.1  The Fixed Rent.  Commencing as of the Rent Commencement Date, Tenant
     --------------
     covenants and agrees to pay rent to Landlord at the Original Address of Landlord or at such other place or to such other person or entity as Landlord may by notice in writing to Tenant from time to time direct, at the Annual Fixed Rent Rate, in equal installments at the Monthly Fixed Rent Rate (which is 1/12th of the Annual Fixed Rent Rate), in advance, on the first day of each calendar month included in the term; and for any portion of a calendar month following the Rent Commencement Date, a prorated part thereof at the rate for the first lease year payable in advance for such portion.

4.2  Additional Rent.  Tenant covenants and agrees to pay, as Additional Rent,
     ---------------
     insurance costs, utility charges, personal property taxes and its pro rata share of increases in operating costs with respect to the Premises as and to the extent provided in this Section 4.2 as follows:

     4.2.1  Real Estate Taxes.  If Taxes (as hereinafter defined) for any Tax
            -----------------
            Year during the term shall exceed Base Taxes, Tenant shall reimburse Landlord, as additional rent, for Tenant's Percentage of such excess (such amount hereinafter referred to as "Tax Excess"). Tenant shall remit to Landlord, on the first day of each calendar month included in the term, estimated payments on account of Tax Excess, such monthly amounts to be sufficient to provide Landlord, by the time real estate tax payments are due and payable to any governmental authority responsible for collection of same, a sum equal to the Tax Excess, as reasonably estimated by Landlord from time to time on the basis of the most recent tax data available. If the total of such monthly remittances for any Tax Year is greater than the actual Tax Excess for such Tax year, Landlord shall promptly pay to Tenant, or credit against the next accruing payments to be made by Tenant pursuant to this subsection 4.2.1, the difference; if the total of such remittances is less than the actual Tax Excess for such Tax Year, Tenant shall pay the difference to Landlord at least ten (10) days prior to the date or dates within such Tax Year that any Taxes become due and payable to the governmental authority (but in any event no earlier than ten (10) days following a written notice to Tenant, which notice shall set forth the manner of computation of Tax Excess).

            If, after Tenant shall have made reimbursement to Landlord pursuant to this subsection 4.2.1, Landlord shall receive a refund of any portion of Taxes paid by Tenant with respect to any Tax Year during the term hereof as a result of an abatement of such Taxes by legal proceedings, settlement or otherwise (without Landlord having any obligation to undertake any such proceedings), Landlord shall promptly pay to Tenant, or credit against the next accruing payments to be made by Tenant pursuant to this subsection 4.2.1, the Tenant's Percentage of the refund (less the proportional, pro rata expenses, including attorneys' fees and appraisers' fees, incurred in connection with obtaining any such refund), as relates to Tax Excess paid by Tenant to Landlord with respect to any Tax Year for which such refund is obtained.

            In the event this Lease shall commence, or shall end (by reason of expiration of the term or earlier termination pursuant to the provisions hereof), on any date other than the first or last day of the Tax Year, or should the Tax Year or period of assessment of real estate taxes be changed or be more or less than one (1) year, as the case may be, then the amount of Tax Excess which may be payable by Tenant as provided in this subsection 4.2.1 shall be appropriately apportioned and adjusted.

            The term "Taxes" shall mean all taxes, assessments, betterments and other charges and impositions (including, but not limited to, fire protection service fees and similar charges) levied, assessed or imposed at any time during the term by any governmental authority upon or against the Property, or taxes in lieu thereof, and additional types of taxes to supplement real estate taxes due to legal limits imposed thereon. If, at any time during the term of this Lease, any tax or excise on rents or other taxes, however described, are levied or assessed against Landlord with respect to the rent reserved hereunder, either wholly or partially in substitution for, or in addition to, real estate taxes assessed or levied on the Property, such tax or excise on rents shall be included in Taxes; however, in any event Taxes shall not include franchise, estate, gift, inheritance, succession, capital levy, transfer, income or excess profits taxes assessed on Landlord or with respect to the Property, or any late payment penalties or interest, other than interest paid on assessments paid in installments. With respect to betterment assessments and other charges and impositions, there shall only be included in "Taxes" amounts equal to the installments which would be payable had Landlord paid such assessments, other charges and impositions over the longest period permitted by law. Taxes shall include any estimated payment made by Landlord on account of a fiscal tax period for which the actual and final amount of taxes for such period has not been determined by the governmental authority as of the date of any such estimated payment, subject to adjustment upon such final determination.

     4.2.2  Personal Property Taxes.  Tenant shall pay all taxes charged,
            -----------------------
            assessed or imposed upon the personal property of Tenant in or upon the Premises.

     4.2.3  Operating Costs.  If, during the term hereof, Operating Costs (as
            ---------------
            hereinafter defined) incurred by Landlord in any calendar year shall exceed Base Operating Costs, Tenant shall reimburse Landlord, as additional rent, for Tenant's Percentage of any such excess (such amount being hereinafter referred to as the "Operating Costs Excess"). Tenant shall remit to Landlord, on the first day of each calendar month, estimated payments on account of Operating Costs Excess, such monthly amounts to be sufficient to provide Landlord, by the end of the calendar year, a sum equal to the Operating Costs Excess, as reasonably estimated by Landlord from time to time, but in no event more than two times in any calendar year. If, at the expiration of the year in respect of which monthly installments of Operating Costs Excess shall have been made as aforesaid, the total of such monthly remittances is greater than the actual Operating Costs Excess for such year, Landlord shall promptly pay to Tenant, or credit against the next accruing payments to be made by Tenant pursuant to this subsection 4.2.3, the difference; if the total of such remittances is less than the Operating Costs Excess for such year, Tenant shall pay the difference to Landlord within twenty (20) days from the date Landlord shall furnish to Tenant an itemized statement of the Operating Costs Excess, showing all Operating Costs in reasonable detail and the computation of the Operating Costs Excess, prepared, allocated and computed in accordance with generally accepted accounting principles. Tenant shall have the right, upon reasonable notice and during business hours, to examine at Landlord's office, within six (6) months following receipt of a statement of Operating Costs Excess, Landlord's books and records respecting such statement. If such examination discloses any errors, appropriate adjustments shall be made. Any reimbursement for Operating Costs due and payable by Tenant with respect to periods of less than twelve (12) months shall be equitably prorated.

            The term "Operating Costs" shall mean all costs and expenses incurred for the operation, cleaning, maintenance, repair and upkeep of the Property, including, without limitation, all costs of maintaining and repairing the Property (including snow removal, landscaping and grounds maintenance, parking lot operation and maintenance, security, operation and repair of heating and air-conditioning equipment, elevators, lighting and any other Building equipment or systems) and of all repairs and replacements (other than repairs or replacements for which Landlord has received full reimbursement from contractors, other tenants of the Building or from others) necessary to keep the Property in good working order, repair, appearance and condition; all costs, including material and equipment costs, for cleaning and janitorial services to the Building (including window cleaning of the Building); all costs of any reasonable insurance carried by Landlord relating to the Property; all costs related to provision of heat (including oil, electric, steam and/or gas), air-conditioning, and water (including sewer charges) and other utilities to the Building (exclusive of reimbursement to Landlord for any of same received as a result of direct billing to any tenant of the Building); payments under all service contracts relating to the foregoing; all compensation, fringe benefits, payroll taxes and workmen's compensation insurance premiums related thereto with respect to any employees of Landlord or its affiliates engaged in security and maintenance of the Property; attorneys' fees and disbursements (exclusive of any such fees and disbursements incurred in tax abatement proceedings or the preparation of leases) and auditing and other professional fees and expenses; and a management fee.

            There shall not be included in such Operating Costs: (a) brokerage fees (including rental fees) related to the operation or leasing of the Building; (b) interest and depreciation charges incurred on the Property; (c) expenditures made by Tenant with respect to (i) cleaning, maintenance and upkeep of the Premises, and (ii) the provision of electricity to the Premises;. (d) any cost or expense to the extent to which Landlord is paid or reimbursed (other than as a payment for Operating Costs), including but not necessarily limited to, (1) work or service performed for any tenant (including Tenant) at such tenant's cost, (2) the cost of any item for which Landlord is paid or reimbursed by insurance proceeds, warranties, service contracts, condemnation proceeds or otherwise,
            (3) increased insurance or taxes assessed specifically to any tenant of the Building, and (4) charges (including applicable taxes) for heat, air conditioning, electricity, water or other utilities for which Landlord is entitled to direct reimbursement from any tenant; (e) the cost of operating and maintaining any special facilities, such as an observatory, luncheon club, conference center or other similar facilities except that such costs with respect to a cafeteria, athletic club, locker room or showers shall be includible in Operating Costs (but with any reimbursement to Landlord by an operator thereof for such costs excluded therefrom); (f) the cost of correcting defects in the design or construction of the Building ; (g) salaries, bonuses and other employment costs of any employee of Landlord above the level of Building Manager; (h) taxes, operating costs or the cost of any work or services performed for any facility other than the Building; (i) any fees, costs, and commissions incurred in procuring or attempting to procure other tenants including, but not necessarily limited to brokerage commissions, finders fees, attorneys' fees and expenses, entertainment costs, travel expenses and advertising and production costs; (j) any cost included in Operating Costs representing an amount paid to a person, firm, corporation or other entity related to Landlord which is in excess of the amount which would have been paid on an arms length basis in the absence of such relationship; (k) any costs of painting or decorating of any space for tenants or other occupants of the Building; (l) Landlord's general overhead except as it relates specifically to the actual management of the Building; (m) attorneys' fees, costs and other expenditures incurred in connection with leasing of premises in the Building, leasing disputes with tenants or occupants of the Building or with other third persons and/or claims by such tenants or occupants or third parties; (n) the cost of acquiring sculptures, paintings and other objects of art other than normally acquired for decoration of similar buildings; (o) the cost of curing any violation of any law, ordinance or regulation in effect as of the Commencement Date of this Lease or any cost of remediating any environmental condition existing as of the Commencement Date, unless such condition was caused by Tenant; (p) any late fees, fines or penalties incurred by Landlord; (q) costs that are capital in nature, except for an annual charge-off for capital expenditures (defined below); or (r) costs incurred in performing work or furnishing services for any tenant (including Tenant), whether at such tenant's or Landlord's expense, to the extent that such work or service is in excess of any work or service that Landlord is obligated to furnish to Tenant at Landlord's expense (e.g., if Landlord agrees to provide extra cleaning to another tenant, the cost thereof would be excluded since Landlord is not obligated to furnish extra cleaning to Tenant).

            If, during the term of this Lease, Landlord shall replace any capital items or make any capital expenditures in order to, in either case, comply with laws in effect after the Commencement Date, effect savings in Operating Costs or replace worn-out items (collectively called "capital expenditures") the total amount of which is not properly included in Operating Costs for the calendar year in which they were made, there shall nevertheless be included in Operating Costs for each calendar year in which and after such capital expenditure is made the annual charge-off of such capital expenditure. (Annual charge-off shall be determined by (i) dividing the original cost of the capital expenditure by the number of years of useful life thereof [The useful life shall be reasonably determined by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the capital item.]; and (ii) adding to such quotient an interest factor computed on the unamortized balance of such capital expenditure based upon an interest rate reasonably determined by Landlord as being the interest rate then being charged for long-term mortgages by institutional lenders on like properties within the locality in which the Building is located.) Provided, further, that if Landlord reasonably concludes on the basis of engineering estimates that a particular capital expenditure will effect savings in Operating Costs and that such annual projected savings will exceed the annual charge-off of capital expenditure computed as aforesaid, then and in such events, the annual charge-off shall be determined by dividing the amount of such capital expenditure by the number of years over which the projected amount of such savings shall fully amortize the cost of such capital item or the amount of such capital expenditure; and by adding the interest factor, as aforesaid.

            If during any portion of any year for which Operating Costs are being computed, the Building was not fully occupied by tenants or if not all of such tenants were paying fixed rent or if Landlord was not supplying all tenants with the services being supplied hereunder, actual Operating Costs incurred shall be reasonably extrapolated by Landlord to the estimated Operating Costs that would have been incurred if the Building were fully occupied by tenants and all such tenants were then paying fixed rent or if such services were being supplied to all tenants, and such extrapolated amount shall, for the purposes of this Section 4.2.3, be deemed to be the Operating Costs for such year.

     4.2.4  Insurance.  Tenant shall, at its expense, as Additional Rent, take
            ---------
            out and maintain throughout the term the following insurance protecting Landlord:

            4.2.4.1 Comprehensive liability insurance naming Landlord, Tenant, and Landlord's managing agent and any mortgagee of which Tenant has been given notice as insureds or additional insureds and indemnifying the parties so named against all claims and demands for death or any injury to person or damage to property which may be claimed to have occurred on the Premises (or the Property, insofar as used by customers, employees, servants or invitees of the Tenant), in amounts which shall, at the beginning of the term, be at least equal to the limits set forth in
                     Section 1.1, and, which, from time to time during the term, shall be for such higher limits, if any, as are customarily carried in the area in which the Premises are located on property similar to the Premises and used for similar purposes, and uniformly required of all similarly situated tenants of the Property; and workmen's compensation insurance with statutory limits covering all of Tenant's employees working on the Premises.

          4.2.4.2 Fire insurance with the usual extended coverage endorsements covering all Tenant's furniture, furnishings, fixtures and equipment. At Tenant's election, Tenant shall be permitted to self-insure this risk so long as Tenant maintains insurance coverage protecting Tenant and Landlord, as an additional insured, against loss of rent in an amount equal to at least all the Fixed Rent and Additional Rent payable for one year under Article 4.

          4.2.4.3 All such policies shall be obtained from responsible companies qualified to do business and in good standing in Massachusetts, which companies and the amount of insurance allocated thereto shall be subject to Landlord's reasonable approval, which shall not be unreasonably withheld or delayed. Tenant agrees to furnish Landlord with certificates evidencing all such insurance prior to the beginning of the term hereof and evidencing renewal thereof at least thirty (30) days prior to the expiration of any such policy. Each such policy shall be non-cancelable with respect to the interest of Landlord without at least ten (10) days' prior written notice thereto. In the event provision for any such insurance is to be by a blanket insurance policy, the policy shall allocate a specific and sufficient amount of coverage to the Premises.

          4.2.4.4 All insurance which is carried by either party with respect to the Building, Premises or to furniture, furnishings, fixtures, or equipment therein or alterations or improvements thereto, whether or not required, shall include provisions which either designate the other party as one of the insured or deny to the insurer acquisition by subrogation of rights of recovery against the other party to the extent such rights have been waived by the insured party prior to occurrence of loss or injury, insofar as, and to the extent that, such provisions may be effective without making it impossible to obtain insurance coverage from responsible companies qualified to do business in the state in which the Premises are located (even though extra premium may result therefrom). In the event that extra premium is payable by either party as a result of this provision, the other party shall reimburse the party paying such premium the amount of such extra premium. If at the request of one party, this non-subrogation provision is waived, then the obligation of reimbursement shall cease for such period of time as such waiver shall be effective, but nothing contained in this subsection shall derogate from or otherwise affect releases elsewhere herein contained of either party for claims. Each party shall be entitled to have certificates of any policies containing such provisions. Each party hereby waives all rights of recovery against the other for loss or injury against which the waiving party is protected, or would have been protected if the party suffering such loss had maintained casualty insurance in the full replacement value of the damaged or destroyed property pursuant to the terms of this Lease (whether or not such party carried the requisite insurance coverages), by insurance containing said provisions, or for loss or injury against which such party self-insures or maintains a high deductible, reserving, however, any rights with respect to any excess of loss or injury over the amount recovered by such insurance. Tenant shall not acquire as insured under any insurance carried on the Premises any right to participate in the adjustment of loss or to receive insurance proceeds and agrees upon request promptly to endorse and deliver to Landlord any checks or other instruments in payment of loss in which Tenant is named as payee.

     4.2.5  Utilities.  Tenant shall pay to Landlord all charges for electricity
            ---------
          supplied by Landlord and separately check metered (which shall include and be limited to electricity for lights, outlets and VAV boxes). Except as otherwise provided in Article 5, it is understood and agreed that Tenant shall make its own arrangements for the installation or provision at Tenant's expense of all utilities provided to the Premises other than utilities or services supplied by Landlord pursuant to Subsections 5.1.1, 5.1.2, and 5.1.3, and that Landlord shall be under no obligation to furnish any other utilities to the Premises and shall not be liable for any interruption or failure in the supply of any utilities to the Premises. The utilities and services described in Subsections 5.1.1 and 5.1.3 shall be provided without additional charge to Tenant, other than is expressly set forth in Subsection 4.2.3.

4.3  Late Payment of Rent.  If any installment of rent is paid more than three
     --------------------
     (3) days after the date the same was due, and if on a prior occasion in the twelve (12) month period prior to the date such installment was due an installment of rent was paid after the same was due, then Tenant shall pay Landlord a late payment fee equal to five (5%) percent of the overdue payment.

4.4  Letter of Credit.  The performance of Tenant's obligations under this Lease
     ----------------
     shall be secured by a letter of credit or a cash security deposit throughout the term hereof in accordance with and subject to the following terms and conditions:

     4.4.1  Amount of Letter of Credit.  Concurrently with Tenant's execution
            --------------------------
            and delivery of this Lease, Tenant shall either (i) deliver to Landlord an irrevocable standby letter of credit (the "Original Letter of Credit") which shall be (A) in the form of Exhibit F attached to this Lease (the "Form LC"), (B) issued by Sanwa Bank of California or any other bank reasonably satisfactory to Landlord upon which presentment may be made in Boston, Massachusetts, (C) in the amount equal to the Letter of Credit Amount, and (D) for a term of at least 1 year, subject to the provisions of Section 4.4.2 below, or (ii) deposit with Landlord cash in the amount of the Letter of Credit Amount, which Landlord shall hold in accordance with Section 4.4.5 below, and shall have the same rights with respect thereto under said Section 4.4.5 as if such cash were Security Proceeds (defined in said Section 4.4.5). Tenant may substitute the Original Letter of Credit for such cash at any time, and Landlord shall promptly refund such cash to Tenant upon receipt of the Original Letter of Credit. The Original Letter of Credit, any Additional Letters(s) of Credit and Substitute Letter(s) of Credit are referred to herein as the "Letter of Credit."

            4.4.1.1  Annual Reduction; Tenant's Election (a) Provided Tenant is
                     -----------------------------------
                     not in default and has not previously been in default of any of its obligations under this Lease in each case after notice thereof and the expiration of any applicable cure periods more than two (2) times in any twelve-month period (but in no event more than four (4) times during the term) at the time of reduction hereunder, the Letter of Credit Amount for each of the 2nd through the 5th
                     Lease Years shall be reduced at the beginning of each of the 2nd through 5th Lease Years by an amount equal to the Annual Reduction Amount, provided, however, that Tenant shall not be entitled to reduce the Letter of Credit by the Annual Reduction Amount if Tenant elects to reduce the Letter of Credit Amount pursuant to the provisions of subparagraph (b) below. For the purpose hereof, the "Annual Reduction Amount" shall be $150,000.00.

                     (b) On the condition that Tenant is a publicly-traded company at the time of the notice required by this subparagraph (b), Tenant may elect, by written notice to Landlord on or before the first day of the 2nd Lease Year, to have the Letter of Credit Amount reduced to $400,000.00, if Tenant has a net income of $1,000,000.00 for the preceding fiscal year of Tenant and Tenant provides Landlord with an audited annual report reporting such net income, and provided Tenant is not in default after notice thereof and expiration of the applicable cure period under this Lease at the time of its election or at the time of the reduction hereunder. If Tenant makes an election to reduce the Letter of Credit Amount pursuant to this subparagraph (b), Tenant shall no longer be entitled to reduce the Letter of Credit Amount by the Annual Reduction Amount. Notwithstanding the foregoing, if Tenant duly and timely exercises its right pursuant to
                     Section 2.3 hereof to extend the Original Term, the Letter of Credit Amount shall be reduced to $200,000.00 as of the commencement of the Extended Term, provided that Tenant is not in default of any of its obligations under this Lease beyond all applicable notice and cure periods as of the commencement of such Extended Term, and provided further, that Landlord is not obligated to make any contributions or provide any tenant improvement allowances for the benefit of Tenant at the commencement of the Extended Term.

     4.4.2  Renewal of Letter of Credit.  Each Letter of Credit shall be
            ---------------------------
            automatically renewable in accordance with the second to last paragraph of the Form LC; provided however, that Tenant shall be required to deliver to Landlord a new letter of credit (a "Substitute Letter of Credit") satisfying the requirements for the Original Letter of Credit under Section 4.4.1 on or before the date 30 days prior to the expiration of the term of the Letter of Credit then in effect, if the issuer of such Letter of Credit gives notice of its election not to renew such Letter of Credit for any additional period pursuant thereto.

     4.4.3  Draws to Cure Defaults.  If the Fixed Rent or Additional Rent
            ----------------------
            payable hereunder shall be overdue and unpaid or should Landlord make payments on behalf of the Tenant, or Tenant shall fail to perform any of the terms of this Lease in all cases after notice thereof and the expiration of all applicable cure periods, then Landlord shall have the right, at any time thereafter to draw down from the Letter of Credit the amount necessary to cure such default. In the event of any such draw by the Landlord, Tenant shall, within 30 days of written demand therefor, deliver to Landlord an additional Letter of Credit ("Additional Letter of Credit") satisfying the requirements for the Original Letter of Credit, except that the amount of such Additional Letter of Credit shall be the amount of such draw.

     4.4.4  Draws to Pay Damages.  In addition, if (i) this Lease shall have
            --------------------
            been terminated as a result of Tenant's default under this Lease after notice thereof and the expiration of the applicable cure period, and/or (ii) this Lease shall have been rejected in a bankruptcy or other creditor-debtor proceeding, then Landlord shall have the right at any time thereafter to draw down from the Letter of Credit an amount sufficient to pay any and all damages payable by Tenant on account of such termination or rejection, as the case may be, pursuant to Article 8 hereof. In the event of bankruptcy or other creditor-debtor proceeding against Tenant, all proceeds of the Letter of Credit shall be deemed to be applied first to the payment of rent and other charges due Landlord for all periods prior to the filing of such proceedings.

     4.4.5  Draws for Failure to  Deliver Substitute Letter of Credit.  If
            ---------------------------------------------------------
            Tenant fails timely to deliver to Landlord a Substitute Letter of Credit, then Landlord shall have the right, at any time thereafter while such failure continues, without giving any further notice to Tenant, to draw down the Letter of Credit and to hold the proceeds thereof ("Security Proceeds") in a bank account in the name of Landlord, which may be withdrawn and applied by Landlord under the same circumstances and for the same purposes as if the Security Proceeds were a Letter of Credit. If Tenant thereafter delivers to Landlord such Substitute Letter of Credit, Landlord shall promptly thereafter return such Security Proceeds to Tenant, less the actual costs and expenses incurred by Landlord in drawing down the Letter of Credit as aforesaid. Upon any such application of Security Proceeds by Landlord, Tenant shall, within 30 days of written demand therefor, deliver to Landlord an Additional Letter of Credit in the amount of Security Proceeds so applied. Security Proceeds paid by Tenant to Landlord pursuant to Section 4.4.7 in substitution for the Letter of Credit shall be held by Landlord in a bank account in Landlord's name and interest earned thereon shall be disbursed to Tenant on a quarterly basis so long as Tenant is not in default after notice thereof and expiration of applicable cure periods hereunder.

     4.4.6  Transferability.  Landlord shall be entitled to transfer its
            ---------------
            beneficial interest under the Letter of Credit or any Security Proceeds only in connection with a transfer of Landlord's interest in the Property, and the Letter of Credit shall specifically state that it is transferable by Landlord, its successors and assigns. Upon any transfer of Landlord's interest in the Property, Landlord shall simultaneously transfer its interest under the Letter of Credit and/or Security Proceeds to the transferee of the Property. All costs and expenses incurred by Landlord to effect such transfer shall be paid by Tenant upon demand therefor.

     4.4.7  Substitution of Cash.  Provided that Tenant is not in default beyond
            --------------------
            expiration of applicable cure periods under this Lease, Tenant shall have the right to substitute cash in the amount of the Letter of Credit Amount for the Letter of Credit at any time after the Rent Commencement Date. In such event, upon receipt of cash in the amount of the Letter of Credit Amount, Landlord shall hold such cash in accordance with Section 4.4.5, shall have the same rights with respect thereto thereunder as if such cash were Security Proceeds, and shall promptly return the Letter of Credit to Tenant.

     4.4.8  Return of Letter of Credit or Security Proceeds at End of Term.
            --------------------------------------------------------------
            Within 30 days after the expiration or earlier termination of the term, to the extent Landlord has not previously drawn upon any Letter of Credit or Security Proceeds held by Landlord, Landlord shall return the same to Tenant provided that Tenant is not then in default of any of its obligations under this Lease.


                                   ARTICLE 5
                                   ---------

                              Landlord's Covenants
                              --------------------

5.1  Affirmative Covenants.  Landlord covenants with Tenant:
     ---------------------

     5.1.1  Heat and Air-Conditioning.  To furnish to the Premises heat and air-
            -------------------------
            conditioning (reserving the right, at any time, to change energy or heat sources) sufficient to maintain the Premises and all common areas of the Building at comfortable temperatures (subject to all federal, state, and local regulations relating to the provision of heat), during the hours of 7:00 a.m. to 6:00 p.m. on Mondays through Fridays and 8:00 a.m. to 1:00 p.m. on Saturdays, except for the following holidays on which the Building is closed:
            New Year's Day, Washington's Birthday, Patriot's Day, Memorial
            Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving, Christmas and Martin Luther King Day. If Tenant requires heat or air-conditioning other than on the days or during the hours listed above, Landlord shall furnish the same upon Tenant's reasonable advance request therefor and Tenant shall pay Landlord, as additional rent, a commercially reasonable charge for such after-hours heat or air-conditioning, as determined by Landlord.

     5.1.2  Electricity.  To furnish to the Premises, separately metered by
            -----------
            check meter and at the direct expense of Tenant as hereinabove provided, reasonable electricity for Tenant's Permitted Uses, which service shall be at least the same level of power provided to other tenants in the Building having uses similar to Tenant. If Tenant shall require electricity in excess of such reasonable quantities for Tenant's Permitted Uses and if (i) in Landlord's reasonable judgment, Landlord's facilities are inadequate for such excess requirements, or (ii) such excess use shall result in an additional burden on the Building utilities systems and additional cost to Landlord on account thereof, as the case may be, (a) Tenant shall, upon demand, reimburse Landlord for such additional cost, as aforesaid, or (b) Landlord, upon written request, and at the sole cost and expense of Tenant, will furnish and install such additional wire, conduits, feeders, switchboards and appurtenances as reasonably may be required to supply such additional requirements of Tenant (if electricity therefor is then available to Landlord), provided that the same shall be permitted by applicable laws and insurance regulations and shall not cause permanent damage or injury to the Building or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs. Landlord, at Tenant's expense and upon Tenant's request, shall purchase and install all replacement lightbulbs and lamps of types generally commercially available used in the Premises.

     5.1.3  Cleaning; Water.  To provide cleaning to the Premises and the common
            ---------------
            areas in accordance with the cleaning and janitorial standards set forth in Exhibit G attached hereto; and to furnish hot and cold water for ordinary cleaning, kitchenette, lavatory and toilet facilities. If Tenant desires additional hot water in the Premises, Tenant, at its sole cost and expense, may install a hot water heater in the Premises. Tenant shall be solely responsible for maintenance and repair of any such hot water heater and for any and all costs associated therewith .

     5.1.4  Fire Alarm. To maintain fire alarm systems within the Building.
            ----------

     5.1.5  Repairs.  Except as otherwise expressly provided herein, to make
            -------
            such repairs and replacements to the roof, exterior walls, floor slabs and other structural components of the Building, to the common areas and facilities of the Building and to the plumbing, electrical, heating, ventilating and air-conditioning systems of the Building as may be necessary and in each case, to keep them in good repair and condition (exclusive of equipment installed by Tenant and except for those repairs required to be made by Tenant pursuant to Section 6.1.3 hereof and repairs or replacements occasioned by any act or negligence of Tenant, its servants, agents, customers, contractors, employees, invitees, or licensees).

     5.1.6  Landscaping; Snow Removal.  To provide landscaping, snow and ice
            -------------------------
            removal and grounds maintenance services to the Property (including parking areas and walkways) consistent with those services provided by landlords of comparable office buildings in the area.

     5.1.7  On-site Amenities.  To cause to be operated on the Property an on-
            -----------------
            site cafeteria in accordance with the terms and provisions of an operating agreement entered into between Landlord and the provider of such cafeteria services, it being expressly understood that said provider has the sole right to determine the hours of operation of the cafeteria pursuant to the terms of the aforesaid operating agreement; and to operate the exercise facility during the normal Building hours specified above.

     5.1.8  Access.  Tenant shall have access to the Premises twenty-four (24)
            ------
            hours a day, seven (7) days a week, subject to Landlord's reasonable security requirements for the Building.

     5.1.9  Y2K Compliance. Landlord shall, at its expense, diligently take the
            --------------
            necessary actions to prevent the occurrence of any failure of building services which Landlord is obligated by the terms of this Lease to provide to Tenant resulting from the inability of computer systems controlling such services to correctly recognize dates containing the year 2000.

5.2  Interruption.  Landlord shall be under no responsibility or liability for
     ------------
     failure or interruption of any of the above-described services, repairs or replacements caused by breakage, accident, strikes, repairs, inability to obtain supplies, labor or materials, or for any other causes beyond the control of the Landlord, and in no event for any indirect or consequential damages to Tenant; and failure or omission on the part of the Landlord to furnish any of same for any of the reasons set forth in this paragraph shall not be construed as an eviction of Tenant, actual or constructive, nor entitle Tenant to an abatement of rent, nor render the Landlord liable in damages, nor release Tenant from prompt fulfillment of any of its covenants under this Lease. However, in each instance of failure or interruption, Landlord shall use diligent efforts in good faith to remedy the cause thereof.

5.3  Outside Services.  In the event Tenant wishes to provide outside services
     ----------------
     for the Premises over and above those services to be provided by Landlord as set forth herein, Tenant shall first obtain the prior written approval of Landlord, which approval shall not be unreasonably withheld, for the installation and/or utilization of such services ("Outside services" shall include, but shall not be limited to, cleaning services, television, so-called "canned music" services, security services, catering services and the like.) In the event Landlord approves the installation and/or utilization of such services, such installation and utilization shall be at Tenant's sole cost, risk and expense.

5.4  Landlord's Insurance.  To take out and maintain throughout the term all-
     --------------------
     risk casualty insurance in commercially reasonable amounts, with endorsements for risks customarily insured against by landlords of comparable buildings in the vicinity of the Building.


                                   ARTICLE 6
                                   ---------

                         Tenant's Additional Covenants
                         -----------------------------

6.1  Affirmative Covenants.  Tenant covenants at all times during the term and
     ---------------------
     for such further time (prior or subsequent thereto) as Tenant occupies the Premises or any part thereof:

     6.1.1  Perform Obligations.  To perform promptly all of the obligations of
            -------------------
            Tenant set forth in this Lease; and to pay when due the Fixed Rent and Additional Rent and all charges, rates and other sums which by the terms of this Lease are to be paid by Tenant.

     6.1.2  Use.  To use the Premises only for the Permitted Uses, and from time
            ---
            to time to procure all licenses and permits necessary therefor, at Tenant's sole expense (but excluding licenses and permits required generally for the use and occupancy of the Building and the initial certificate of occupancy for the Premises). With respect to any licenses or permits for which Tenant may apply, pursuant to this subsection 6.1.2 or any other provision hereof, Tenant shall furnish Landlord copies of applications therefor on or before their submission to the governmental authority.

     6.1.3  Repair and Maintenance.  To maintain the Premises in neat order and
            ----------------------
            condition and to perform all routine and ordinary repairs to the Premises and to any plumbing, heating, electrical, ventilating and air-conditioning systems located within the Premises and installed by Tenant such as are necessary to keep them in good working order, appearance and condition, as the case may require, reasonable use and wear thereof and damage by fire or by unavoidable casualty only excepted; to keep all glass in windows and doors of the Premises (except glass in the exterior walls of the Building) whole and in good condition with glass of the same quality as that injured or broken; and to make as and when needed as a result of misuse by, or the negligence or intentional misconduct of Tenant or Tenant's servants, employees, agents, invitees or licensees, all repairs necessary, which repairs and replacements shall be in quality and class equal to the original work. (Landlord, upon default of Tenant hereunder after notice thereof and, except in case of emergency, expiration of the applicable cure period, may elect, at the expense of Tenant, to perform all such maintenance and to make any such repairs or to repair any damage or injury to the Building or the Premises caused by moving property of Tenant in or out of the Building, or by installation or removal of furniture or other property, or by misuse by, or neglect, or improper conduct of, Tenant or Tenant's servants, employees, agents, contractors, customers, patrons, invitees, or licensees.)

     6.1.4  Compliance with Law.  To make all repairs, alterations, additions or
            -------------------
            replacements to the Premises required by any law or ordinance or any order or regulation of any public authority on account of Tenant's particular use of the Premises or because of work performed by or on behalf of Tenant; to keep the Premises equipped with all safety appliances so required; and to comply with the orders and regulations of all governmental authorities with respect to zoning, building, fire, health and other codes, regulations, ordinances or laws applicable to the Tenant's particular use of the Premises, except that Tenant may defer compliance so long as the validity of any such law, ordinance, order or regulations shall be contested by Tenant in good faith and by appropriate legal proceedings, if Tenant first gives
            Landlord appropriate assurance or security against any loss, cost or expense on account thereof. Notwithstanding the foregoing, with respect to any repair, alteration or replacement that is required by any law, ordinance, order or regulation applicable to office buildings generally and not required on account of Tenant's particular use of the Premises, then Landlord shall make such repair, alteration or replacement.

     6.1.5  Indemnification.  To save harmless, exonerate and indemnify
            ---------------
            Landlord, its agents (including, without limitation, Landlord's managing agent) and employees (such agents and employees being referred to collectively as the "Landlord Related Parties") from and against any and all claims, liabilities or penalties asserted by or on behalf of any person, firm, corporation or public authority on account of injury, death, damage or loss to person or property in or upon the Premises and the Property arising out of the use or occupancy of the Premises by Tenant or by any person claiming by, through or under Tenant (including, without limitation, all patrons, employees and customers of Tenant), or arising out of any delivery to or service supplied to the Premises, or on account of or based upon anything whatsoever done on the Premises, except to the extent any of the same was caused by the gross negligence or willful misconduct of Landlord or the Landlord Related Parties. In respect of all of the foregoing, Tenant shall indemnify Landlord and the Landlord Related Parties from and against all costs, expenses (including reasonable attorneys' fees), and liabilities incurred in or in connection with any such claim, action or proceeding brought thereon; and, in case of any action or proceeding brought against Landlord or the Landlord Related Parties by reason of any such claim, Tenant, upon notice from Landlord and at Tenant's expense, shall resist or defend such action or proceeding and employ counsel therefor reasonably satisfactory to Landlord.

            Landlord agrees to indemnify and hold Tenant harmless from and against any and all claims, liability, damage, expense and causes of action arising from injury, death, damage or loss to person or property during the term to person or property sustained in the common areas of the Building, except if the same was caused by the negligence, fault or misconduct of Tenant, its agents, employees or customers.

     6.1.6  Landlord's Right to Enter.  To permit Landlord and its agents to
            -------------------------
            enter into and examine the Premises at reasonable times and to show the Premises, and to make repairs to the Premises required or permitted hereunder, and, during the last six (6) months prior to the expiration of this Lease, to keep affixed in suitable places notices of availability of the Premises. Landlord shall use reasonable efforts to minimize disruption of Tenant's business in the Premises whenever Landlord exercises its rights hereunder.

     6.1.7  Personal Property at Tenant's Risk.  All of the furnishings,
            ----------------------------------
            fixtures, equipment, effects and personal property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises, shall be at the sole risk and hazard of Tenant and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord, except that Landlord shall in no event be indemnified or held harmless or exonerated from any liability to Tenant or to any other person, for any injury, loss, damage or liability to the extent prohibited by law.

     6.1.8  Payment of Landlord's Cost of Enforcement.  To pay on demand
            -----------------------------------------
            Landlord's expenses, including reasonable attorneys' fees, incurred in successfully enforcing any obligation of Tenant under this Lease or in curing any default by Tenant under this Lease as provided in Section 8.4. Landlord shall pay on demand Tenant's expenses, including reasonable attorney's fees, incurred in successfully enforcing any obligation of Landlord under this Lease.

     6.1.9  Yield Up.  At the expiration of the term or earlier termination of
            --------
            this Lease: to surrender all keys to the Premises; to remove all of its trade fixtures and personal property in the Premises; to deliver to Landlord stamped architectural plans showing any changes or alterations (other than wall and floor covering replacement) made by Tenant to the Premises after the Commencement Date; to remove such installations made by it as Landlord may request (Landlord hereby agreeing that Tenant shall not be required to remove the TIW) (including computer and telecommunications wiring and cabling, it being understood that if Tenant leaves such wiring and cabling in a useable condition, Tenant shall not be obligated to so remove the same) and all Tenant's signs wherever located; to repair all damage caused by such removal and to yield up the Premises (including all installations and improvements made by Tenant except for trade fixtures and such of said installations or improvements as Landlord shall request Tenant to remove), broom-clean and in the same good order and repair in which Tenant is obliged to keep and maintain the Premises by the provisions of this Lease. Tenant, at the time of making any installation, may request in writing Landlord's permission to leave such installation in the Premises at the expiration or earlier termination of this Lease. If Landlord grants permission, then, notwithstanding the foregoing provisions of this subsection 6.1.9, Landlord may not later request removal of such installation at the end of the term. Any property not so removed shall be deemed abandoned and, if Landlord so elects, deemed to be Landlord's property, and may be retained or removed and disposed of by Landlord in such manner as Landlord shall determine and Tenant shall pay Landlord the entire cost and expense incurred by it in effecting such removal and disposition and in making any repairs reasonably resulting from such removal. Tenant shall further indemnify Landlord against all loss, cost and damage resulting from Tenant's failure and delay in surrendering the Premises as above provided.

            If the Tenant remains in the Premises beyond the expiration or earlier termination of this Lease, such holding over shall be without right and shall not be deemed to create any tenancy, but the Tenant shall be a tenant at sufferance only at a daily rate of rent equal to two (2) times the rent and other charges in effect under this Lease as of the day prior to the date of expiration of this Lease.

     6.1.10  Rules and Regulations.  To comply with the Rules and Regulations
             ---------------------
             set forth in Exhibit E, and with all reasonable Rules and Regulations of general applicability to all tenants of the Building hereafter made by Landlord, of which Tenant has been given notice; Landlord shall not be liable to Tenant for the failure of other tenants of the Building to conform to such Rules and Regulations, but shall use reasonable efforts to enforce the Rules and Regulations uniformly against all tenants of the Building.

     6.1.11  Estoppel Certificate.  Upon not less than fifteen (15) days' prior
             --------------------
             written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing, certifying all or any of the following, to the extent true: that this Lease is unmodified and in full force and effect and that Tenant has no defenses, offsets or counterclaims against its obligations to pay the Fixed Rent and Additional Rent and any other charges and to perform its other covenants under this Lease (or, if there have been any modifications, that the Lease is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets or counterclaims, setting them forth in reasonable detail), and the dates to which the Fixed Rent and Additional Rent and other charges have been paid, whether or not Landlord is in default in performance of any of the terms of this Lease, and such further information with respect to the Lease or the Premises as Landlord may reasonably request. Any such statement delivered pursuant to this subsection 6.1.11 may be relied upon by any prospective purchaser or mortgagee of the Premises, or any prospective assignee of such mortgage. Tenant shall also deliver to Landlord copies of Tenant's most recent annual reports as may be reasonably required by Landlord to be provided to any mortgagee or prospective purchaser of the Premises.

     6.1.12  Landlord's Expenses Re Consents.  To reimburse Landlord promptly on
             -------------------------------
             demand for all reasonable legal expenses incurred by Landlord in connection with all requests by Tenant for consent or approval hereunder.

6.2  Negative Covenants.  Tenant covenants at all times during the term and such
     ------------------
     further time (prior or subsequent thereto) as Tenant occupies the Premises or any part thereof:

     6.2.1  Assignment and Subletting.  Except as provided for in the next
            -------------------------
            paragraph below, not to assign, transfer, mortgage or pledge this Lease or to sublease (which term shall be deemed to include the granting of concessions and licenses and the like) all or any part of the Premises or suffer or permit this Lease or the leasehold estate hereby created or any other rights arising under this Lease to be assigned, transferred or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, or permit the occupancy of the Premises by anyone other than Tenant without the prior written consent of Landlord. In the event Tenant desires to assign this Lease or sublet any portion or all of the Premises, Tenant shall notify Landlord in writing of Tenant's intent to so assign this Lease or sublet the Premises and the proposed effective date of such subletting or assignment, and shall request in such notification that Landlord consent thereto. Landlord may terminate this Lease in the case of a proposed assignment, or suspend this Lease pro tanto for the period and with respect to the space involved in the case of a proposed subletting, by giving written notice of termination or suspension to Tenant, with such termination or suspension to be effective as of the effective date of such assignment or subletting. If Landlord does not so terminate or suspend, Landlord's consent shall not be unreasonably withheld to an assignment during the term or to a subletting during the Original Term, provided that the assignee or subtenant shall use the Premises only for the Permitted Uses. Tenant shall, as Additional Rent, reimburse Landlord promptly for Landlord's reasonable legal expenses incurred in connection with any request by Tenant for such consent. If Landlord consents thereto, no such subletting or assignment shall in any way impair the continuing primary liability of Tenant hereunder, and no consent to any subletting or assignment in a particular instance shall be deemed to be a waiver of the obligation to obtain the Landlord's written approval in the case of any other subletting or assignment. With respect to any assignment or sublease during the Original Term of this Lease, such assignment shall not include the right under Section 2.3 hereof granted to the initial Tenant named herein to extend the term or the right under Section 2.4 granted to the initial Tenant named herein to terminate this Lease, and such sublease shall be for a term expiring no later than the Expiration Date.

            The provisions of the preceding paragraph shall not apply to, and Landlord's prior consent shall not be required for, (i) transfers with an entity into or with which Tenant is merged or consolidated or (ii) transfers with an entity to which all of Tenant's stock or all or substantially all of Tenant's assets are transferred or
            (iii) transfers to any entity (a "Related Entity") which controls, is controlled by, or is under common control with Tenant, provided that in any of such events (A) such entity or successor to Tenant (specifically excluding a Related Entity) has a net worth computed in accordance with generally accepted accounting principles at least equal to the net worth of Tenant immediately prior to such merger, consolidation or transfer, (B) proof reasonably satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction (except in connection with a transfer to a Related Entity), (C) in the case of an assignment, the assignee agrees directly with Landlord, by written instrument in form reasonably satisfactory to Landlord, to perform all the obligations of Tenant; (D) in the case of a sublease, the sublessee agrees, in a written sublease instrument in form reasonably satisfactory to Landlord, to abide by all of the terms and covenants of this Lease and the sublessee occupies the Premises for the Permitted Uses and no other use; and (E) nothing shall impair the continuing primary liability of Tenant hereunder.

            If for any assignment or sublease consented to by Landlord hereunder or permitted by the preceding paragraph Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the rent called for hereunder, or in case of sublease of part, in excess of such rent fairly allocable to the part, after appropriate adjustments in either such case to assure that all other payments called for hereunder are appropriately taken into account and after deduction for reasonable expenses of Tenant in connection with the assignment or sublease, to pay to Landlord as additional rent fifty (50%) percent of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt.

            Whenever Tenant lists with a broker or brokers or otherwise advertises, holds out or markets the Premises or any part thereof for sublease or assignment, Tenant shall give Nordblom Company, as brokers, a non-exclusive listing with respect to such sublease or assignment.

            If, at any time during the term of this Lease, there is a transfer of a controlling interest in the stock, membership or general partnership interests of Tenant, Tenant shall so notify Landlord and (whether or not Tenant so notifies Landlord), such transfer shall be deemed an assignment by Tenant subject to the first paragraph and the following provisions of this subsection 6.2.1, provided, however, the foregoing shall not apply to, and Landlord's prior consent shall not be required in the event of, any public offering and the public trading of shares of stock in Tenant after any public offering.

     6.2.2  Nuisance.  Not to injure, deface or otherwise harm the Premises; nor
            --------
            commit any nuisance; nor permit in the Premises any vending machine (except such as is used for the sale of merchandise to employees of Tenant) or inflammable fluids or chemicals (except such as are customarily used in connection with standard office equipment); nor permit any cooking to such extent as requires special exhaust venting; nor permit the emission of any objectionable noise or odor; nor make, allow or suffer any waste; nor make any use of the Premises which is contrary to any law or ordinance or which will invalidate any of Landlord's insurance or interfere with the quiet enjoyment of other tenants of the Building; nor conduct any auction, fire, "going out of business" or bankruptcy sales.

     6.2.3  Hazardous Wastes and Materials.  Not to dispose of any hazardous
            ------------------------------
            wastes, hazardous materials or oil on the Premises or the Property, or into any of the plumbing, sewage, or drainage systems thereon, and to indemnify and save Landlord harmless from all claims, liability, loss or damage arising on account of the use or disposal of hazardous wastes, hazardous materials or oil by Tenant, its agents, contractors, or employees, including, without limitation, liability under any federal, state, or local laws, requirements and regulations, or damage to any of the aforesaid systems. Tenant shall comply with all governmental reporting requirements with respect to hazardous wastes, hazardous materials and oil, and shall deliver to Landlord copies of all reports filed with governmental authorities by or on behalf of Tenant with respect to the Premises or the Property. Landlord warrants to Tenant that as of the date hereof, to the best of Landlord's knowledge, no asbestos is present in the Premises or in the common areas of the Building, and in the event any asbestos is present in the Premises, Landlord, shall at its sole expense, remove or encapsulate any asbestos not introduced into the Premises or Building by Tenant in accordance with applicable laws.

     6.2.4  Floor Load; Heavy Equipment.  Not to place a load upon any floor of
            ---------------------------
            the Premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all heavy business machines and equipment, including safes, which shall be placed so as to distribute the weight. Business machines and mechanical equipment which cause vibration or noise shall be placed and maintained by Tenant at Tenant's expense in settings sufficient to absorb and prevent vibration, noise and annoyance outside of the Premises. Tenant shall not move any safe, heavy machinery, heavy equipment, freight or fixtures into or out of the Premises except in such manner and at such time as Landlord shall in each instance authorize.

     6.2.5  Installation, Alterations or Additions.  Not to make any
            --------------------------------------
            installations, alterations or additions in, to or on the Premises nor to permit the making of any holes in the walls, partitions, ceilings or floors nor the installation or modification of any locks or security devices without on each occasion obtaining the prior written consent of Landlord (which consent shall not be required for any painting or carpeting performed by or on behalf of Tenant, and which consent shall not be unreasonably withheld with respect to nonstructural alterations that do not affect the structural integrity of the Building, reduce its value or involve penetrations of the roof or structural walls and which consent shall not be required for nonstructural alterations costing less than $25,000.00 in each instance), and then only pursuant to plans and specifications approved by Landlord in advance in each instance; Tenant shall pay promptly when due the entire cost of any work to the Premises undertaken by Tenant so that the Premises shall at all times be free of liens for labor and materials, and at Landlord's request Tenant shall furnish to Landlord a bond or other security reasonably acceptable to Landlord assuring that any work commenced by Tenant in excess of $25,000.00 in any one instance (exclusive of painting or carpeting) will be completed in accordance with the plans and specifications theretofore approved by Landlord and assuring that the Premises will remain free of any mechanics' lien or other encumbrance arising out of such work. In any event, Tenant shall forthwith bond against or discharge any mechanics' liens or other encumbrances that may arise out of such work. Tenant shall procure all necessary licenses and permits at Tenant's sole expense before undertaking such work. All such work shall be done in a good and workmanlike manner employing materials of good quality and so as to conform with all applicable zoning, building, fire, health and other codes, regulations, ordinances and laws. Tenant shall save Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by or arising out of such work.

            Without waiver of any of the provisions of this subsection 6.2.5 as it relates to the performance of the work in connection with such installation and with subsection 6.1.5 deemed to be applicable to such installation, Landlord hereby consents to Tenant installing one satellite dish antenna (no larger than 1.5 meters in diameter) on the roof of the Building at a technologically sufficient location thereon specified by Landlord (called the "Antenna Area"), provided that such installation meets Landlord's reasonable design criteria (including visual shielding such that it cannot be seen by the public) and does not void any roof bonds or affect the integrity of the roof (and therefore shall include appropriate pavers to protect the roof from traffic thereto), and that Tenant has obtained all required approvals of applicable governmental authorities. The installation, operation, maintenance and removal of such satellite dish shall be at Tenant's sole cost and expense and shall be performed in accordance with all applicable laws and requirements of governmental authorities. Tenant shall operate such satellite dish so as not to cause material interference with any other equipment on the roof of, or in, the Building at the time of Tenant's installation. The Antenna Area shall be deemed a part of the Premises for all purposes under this Lease, including without limitation, the provisions of subsection 6.1.5.

            Not to grant a security interest in, or to lease, any personal property being installed in the Premises (including, without limitation, demountable partitions) without first obtaining an agreement, for the benefit of Landlord, from the secured party or lessor that such property will be removed within ten (10) business days after the expiration or earlier termination of this Lease and that a failure to so remove will subject such property to the provisions of subsection 6.1.9 of the Lease.

     6.2.6  Abandonment.  Not to abandon the Premises during the term, it being
            -----------
            understood and agreed that vacancy of the Premises shall not be construed as abandonment so long as all of Tenant's other obligations under this Lease, including without limitation the payment of rent, continue to be timely performed and reasonable measures are taken to manage the vacant space on a daily basis, including maintaining the appearance of a lighted reception area during the Building's normal business hours.

     6.2.7  Signs.  Not without Landlord's prior written approval to paint or
            -----
            place any signs or place any curtains, blinds, shades, awnings, aerials, or the like, visible from outside the Premises. Within a reasonable time after the Commencement Date, Landlord shall, at Landlord's cost, install Landlord's standard signage displaying Tenant's name on a monument sign at the entrance of the portion of the Building known as "Area 4" and also on the directory that Landlord shall erect near the main entrance for the Property.

     6.2.8  Parking and Storage.  Not to permit any storage of materials outside
            -------------------
            of the Premises; nor to permit the use of the parking areas for either temporary or permanent storage of trucks; nor permit the use of the Premises for any use for which heavy trucking would be customary.


                                   ARTICLE 7
                                   ---------

                               Casualty or Taking
                               ------------------

7.1  Termination.  In the event that the Premises or the Building, or any
     -----------
     material part thereof, shall be taken by any public authority or for any public use, or shall be destroyed or damaged by fire or casualty, or by the action of any public authority, then this Lease may be terminated at the election of Landlord, provided that Landlord simultaneously terminates the leases of all other tenants which are similarly situated. Such election, which may be made notwithstanding the fact that Landlord's entire interest may have been divested, shall be made by the giving of notice by Landlord to Tenant within sixty (60) days after the date of the taking or casualty. In the event that the Premises are destroyed or damaged by fire or casualty, or by the action of public authority, and, in the reasonable opinion of an independent architect or engineer selected by Landlord, cannot be repaired or restored within nine (9) months after the date of the casualty or taking, then this Lease may be terminated at the election of Landlord or Tenant, which election shall be made by the giving of notice to the other party within ten (10) days after the date the opinion of the architect or engineer is made available to the parties. In the event a taking results in a permanent loss of more than 20% of the parking on the Property (and Landlord does not elect to furnish reasonable substitute parking in a convenient location on or in close proximity to the Property) or a permanent deprivation of convenient access to the Premises or the Property, then this Lease may be terminated at the election of Tenant, which election shall be made by giving of notice by Tenant to Landlord within thirty (30) days after the date of the taking.

7.2  Restoration.  If neither Landlord nor Tenant elects to so terminate, this
     -----------
     Lease shall continue in force and a just proportion of the rent reserved, according to the nature and extent of the damages sustained by the Premises, shall be suspended or abated until the Premises, or what may remain thereof, shall be put by Landlord in proper condition for use, which Landlord covenants to do with reasonable diligence to the extent permitted by the net proceeds of insurance recovered or damages awarded for such taking, destruction or damage and subject to zoning and building laws or ordinances then in existence. "Net proceeds of insurance recovered or damages awarded" refers to the gross amount of such insurance or damages less the reasonable expenses of Landlord incurred in connection with the collection of the same, including without limitation, fees and expenses for legal and appraisal services. If Landlord shall not have restored the Premises within nine (9) months from the taking or casualty, Tenant shall have the right to terminate this Lease by giving notice of such termination to Landlord, effective at the expiration of thirty (30) days from the giving of such notice; provided however, that such termination will be rendered ineffective if, prior to the expiration of said 30-day period, Landlord shall have completed such restoration.

7.3  Award.  Irrespective of the form in which recovery may be had by law, all
     -----
     rights to damages or compensation shall belong to Landlord in all cases except for awards or damages specifically made to for Tenant's personal property, trade fixtures, equipment and moving expenses, which shall belong to Tenant, provided Landlord's award is not reduced thereby. Except for such, Tenant hereby grants to Landlord all of Tenant's rights to such damages and covenants to deliver such further assignments thereof as Landlord may from time to time request.


                                   ARTICLE 8
                                   ---------

                                    Defaults
                                    --------

8.1  Events of Default.  (a)  If Tenant shall default in the performance of any
     -----------------
     of its obligations to pay the Fixed Rent or Additional Rent hereunder and if such default shall continue for ten (10) days after written notice from Landlord designating such default or if within thirty (30) days after written notice from Landlord to Tenant specifying any other default or defaults Tenant has not commenced diligently to correct the default or defaults so specified or has not thereafter diligently pursued such correction to completion, or (b) if any assignment shall be made by Tenant or any guarantor of Tenant for the benefit of creditors, or (c) if Tenant's leasehold interest shall be taken on execution, or (d) if a lien or other involuntary encumbrance is filed against Tenant's leasehold interest or Tenant's other property, including said leasehold interest, and is not discharged within thirty (30) days thereafter, or (e) if a petition is filed by Tenant or any guarantor of Tenant for liquidation, or for reorganization or an arrangement under any provision of any bankruptcy law or code as then in force and effect, or (f) if an involuntary petition under any of the provisions of any bankruptcy law or code is filed against Tenant or any guarantor of Tenant and such involuntary petition is not dismissed within forty-five (45) days thereafter, then, and in any of such cases, Landlord and the agents and servants of Landlord lawfully may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter without demand or notice and with process of law enter into and upon the Premises or any part thereof in the name of the whole or mail a notice of termination addressed to Tenant, and repossess the same as of landlord's former estate and expel Tenant and those claiming through or under Tenant and remove its and their effects without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenants, and upon such entry or mailing as aforesaid this Lease shall terminate, Tenant hereby waiving all statutory rights to the Premises (including without limitation rights of redemption, if any, to the extent such rights may be lawfully waived) and Landlord, without notice to Tenant, may store Tenant's effects, and those of any person claiming through or under Tenant, at the expense and risk of Tenant, and, if Landlord so elects, may sell such effects at public auction or private sale and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant.

8.2  Remedies.  In the event that this Lease is terminated under any of the
     --------
     provisions contained in Section 8.1 or shall be otherwise terminated for breach of any obligation of Tenant, Tenant covenants to pay forthwith to Landlord, as compensation, the present value (discounted at the then applicable federal discount rate) the excess of the total rent reserved for the residue of the term over the rental value of the Premises for said residue of the term. In calculating the rent reserved there shall be included, in addition to the Fixed Rent and Additional Rent, the value of all other considerations agreed to be paid or performed by Tenant for said residue. Tenant further covenants as additional and cumulative obligations after any such termination, to pay punctually to Landlord all the sums and to perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant pursuant to the next preceding sentence Tenant shall be credited with any amount paid to Landlord as compensation as in this
     Section 8.2 provided and also with the net proceeds of any rent obtained by Landlord by reletting the Premises, after deducting all Landlord's expense in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such reletting, it being agreed by Tenant that Landlord may (i) relet the Premises or any part or parts thereof, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the term and may grant such concessions and free rent as Landlord in its sole judgment considers advisable or necessary to relet the same and (ii) make such alterations and repairs in the Premises as Landlord in its sole judgment considers advisable or necessary to relet the same, and no action of Landlord in accordance with the foregoing or failure to relet or to collect rent under reletting shall operate or be construed to release or reduce Tenant's liability as aforesaid.

     Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages referred to above.

8.3  Remedies Cumulative.  Any and all rights and remedies which Landlord or
     -------------------
     Tenant may have under this Lease, and at law and equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

8.4  Landlord's Right to Cure Defaults.  Landlord may, but shall not be
     ---------------------------------
     obligated to, cure, at any time, without additional notice, any default by Tenant under this Lease that continues after notice thereof and expiration of the applicable cure period; and whenever Landlord so elects, all out-of-pocket costs and expenses incurred by Landlord, including reasonable attorneys' fees, in curing a default shall be paid, as Additional Rent, by Tenant to Landlord on demand, together with lawful interest thereon from the date of payment by Landlord to the date of payment by Tenant.

8.5  Effect of Waivers of Default.  Any consent or permission by Landlord or
     ----------------------------
     Tenant to any act or omission which otherwise would be a breach of any covenant or condition herein, shall not in any way be held or construed (unless expressly so declared) to operate so as to impair the continuing obligation of any covenant or condition herein, or otherwise, except as to the specific instance, operate to permit similar acts or omissions.

8.6  No Waiver, etc.  The failure of either party to seek redress for violation
     --------------
     of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The payment by Tenant or receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed to have been a waiver of such breach by either party. No consent or waiver, express or implied, by either party to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

8.7  No Accord and Satisfaction.  No acceptance by Landlord of a lesser sum than
     --------------------------
     the Fixed Rent, Additional Rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.


                                   ARTICLE 9
                                   ---------

                           Rights of Mortgage Holders
                           --------------------------

9.1  Rights of Mortgage Holders.  The word "mortgage" as used herein includes
     --------------------------
     mortgages, deeds of trust or other similar instruments evidencing other voluntary liens or encumbrances, and modifications, consolidations, extensions, renewals, replacements and substitutes thereof. The word "holder" shall mean a mortgagee, and any subsequent holder or holders of a mortgage. Until the holder of a mortgage shall enter and take possession of the Property for the purpose of foreclosure or otherwise, such holder shall have only such rights of Landlord as are necessary to preserve the integrity of this Lease as security. Upon entry and taking possession of the Property for the purpose of foreclosure, such holder shall have all the rights of Landlord. No such holder of a mortgage shall be liable either as mortgagee or as assignee, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such holder shall enter and take possession of the Property. Upon entry and taking possession, such holder shall be liable to perform all of the obligations of Landlord, subject to and with the benefit of the provisions of Section 10.4, provided that a surrender of possession shall be deemed a conveyance under said provisions to the owner of the equity of the Property.

     The covenants and agreements contained in this Lease with respect to the rights, powers and benefits of a holder of a mortgage (particularly, without limitation thereby, the covenants and agreements contained in this Section 9.1) constitute a continuing offer to any person, corporation or other entity, which by accepting a mortgage subject to this Lease, assumes the obligations herein set forth with respect to such holder; such holder is hereby constituted a party of this Lease as an obligee hereunder to the same extent as though its name were written hereon as such; and such holder shall be entitled to enforce such provisions in its own name. Tenant agrees on request of Landlord to execute and deliver from time to time any agreement to the extent reasonably necessary to implement the provisions of this Section 9.1.

9.2  Lease Superior or Subordinate to Mortgages.  It is agreed that the rights
     ------------------------------------------
     and interest of Tenant under this Lease shall be (i) subject or subordinate to any present or future mortgage or mortgages and to any and all advances to be made thereunder, and to the interest of the holder thereof in the Premises or any property of which the Premises are a part if Landlord shall elect by notice to Tenant to subject or subordinate the rights and interest of Tenant under this Lease to such mortgage or (ii) prior to any present or future mortgage or mortgages, if Landlord shall elect, by notice to Tenant, to give the rights and interest of Tenant under this Lease priority to such mortgage; in the event of either of such elections and upon notification by Landlord to that effect, the rights and interest of Tenant under this Lease should be deemed to be subordinate to, or have priority over, as the case may be, said mortgage or mortgages, irrespective of the time of execution or time of recording of any such mortgage or mortgages. In confirmation of such subordination, Tenant agrees it will, upon request of Landlord, execute, acknowledge and deliver any and all commercially reasonable instruments necessary or desirable to give effect to or notice of such subordination or priority, provided that any subordination agreement provides, among other things, that Tenant's use and occupancy of the Premises shall not be disturbed so long as Tenant is not in default beyond the expiration of applicable cure periods hereunder. Any Mortgage to which this Lease shall be subordinated may contain such terms, provisions and conditions as the holder deems usual or customary.

                                   ARTICLE 10
                                   ----------

                            Miscellaneous Provisions
                            ------------------------

10.1 Notices from One Party to the Other.  All notices required or permitted
     -----------------------------------
     hereunder shall be in writing and addressed, if to the Tenant, at the Original Notice Address of Tenant or such other address as Tenant shall have last designated by notice in writing to Landlord and, if to Landlord, at the Original Notice Address of Landlord or such other address as Landlord shall have last designated by notice in writing to Tenant. Any notice shall be deemed duly given upon receipt or rejection by the addressee after having been mailed to such address postage prepaid, by registered or certified mail, return receipt requested, or when delivered to such address by hand, or when sent to such address by nationally recognized overnight courier.

10.2 Quiet Enjoyment.  Landlord agrees that upon Tenant's paying the rent and
     ---------------
     performing and observing the agreements, conditions and other provisions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises during the term hereof without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject, however, to the terms of this Lease.

10.3 Lease not to be Recorded.  Tenant agrees that it will not record this
     ------------------------
     Lease. Both parties shall, upon the request of either, execute and deliver a notice or short form of this Lease in such form, if any, as may be permitted by applicable statute.

10.4 Limitation of Landlord's Liability.  The term "Landlord" as used in this
     ----------------------------------
     Lease, so far as covenants or obligations to be performed by Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the Property, and in the event of any transfer or transfers of title to said property, the Landlord (and in case of any subsequent transfers or conveyances, the then grantor) shall be concurrently freed and relieved from and after the date of such transfer or conveyance, without any further instrument or agreement of all liability as respects the performance of any covenants or obligations on the part of the Landlord contained in this Lease thereafter to be performed, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord, shall, subject as aforesaid, be binding on the Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership of said leasehold interest or fee, as the case may be. Tenant, its successors and assigns, shall not assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Property and in the rents, issues and profits thereof, and Tenant agrees to look solely to such interest for the satisfaction of any liability or claim against Landlord under this Lease, it being specifically agreed that in no event whatsoever shall Landlord (which term shall include, without limitation, any general or limited partner, trustees, beneficiaries, officers, directors, or stockholders of Landlord) ever be personally liable for any such liability.

10.5 Acts of God.  In any case where either party hereto is required to do any
     -----------
     act, delays caused by or resulting from Acts of God, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations, unusually severe weather, or other causes beyond such party's reasonable control (but financial inability shall never constitute a cause beyond either party's control) shall not be counted in determining the time during which work shall be completed, whether such time be designated by a fixed date, a fixed time or a "reasonable time," and such time shall be deemed to be extended by the period of such delay.

10.6 Landlord's Default.  Landlord shall not be deemed to be in default in the
     ------------------
     performance of any of its obligations hereunder unless it shall fail to perform such obligations and such failure shall continue for a period of thirty (30) days or such additional time as is reasonably required (provided that Landlord shall have commenced to correct such default within such thirty-day period and thereafter diligently pursues such correction to completion) to correct any such default after written notice has been given by Tenant to Landlord specifying the nature of Landlord's alleged default. Landlord shall not be liable in any event for incidental or consequential damages to Tenant by reason of Landlord's default, whether or not notice is given. Tenant shall have no right to terminate this Lease for any default by Landlord hereunder and no right, for any such default, to offset or counterclaim against any rent due hereunder, except as provided for herein.

10.7 Brokerage.  Tenant warrants and represents that it has dealt with no
     ---------
     broker in connection with the consummation of this Lease, other than Nordblom Company, CB Richard Ellis, and Grubb & Ellis, and in the event of any brokerage claims, other than by Nordblom Company, CB Richard Ellis, or Grubb & Ellis, against Landlord predicated upon prior dealings with Tenant, Tenant agrees to defend the same and indemnify and hold Landlord harmless against any such claim.

10.8 Applicable Law and Construction.  This Lease shall be governed by and
     -------------------------------
     construed in accordance with the laws of the Commonwealth of Massachusetts and, if any provisions of this Lease shall to any extent be invalid, the remainder of this Lease shall not be affected thereby. There are no oral or written agreements between Landlord and Tenant affecting this Lease. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant. The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease. Unless repugnant to the context, the words "Landlord" and "Tenant" appearing in this Lease shall be construed to mean those named above and their respective heirs, executors, administrators, successors and assigns, and those claiming through or under them respectively. If there be more than one tenant, the obligations imposed by this Lease upon Tenant shall be joint and several.

     WITNESS the execution hereof under seal on the day and year first above written:

                                    Landlord:

                                    10 MAGUIRE ROAD LLC

                                    By:  Nordic Holdings I LLC, as manager


                                         By:________________________________
                                            Peter C. Nordblom, as manager


                                         By:________________________________
                                            Ogden Hunnewell, as manager

                                    Tenant:

                                    SOFTWARE.COM, INC.


                                    By:_________________________________

                                    Its:________________________________


                                    By:_________________________________

                                    Its:________________________________

                                   EXHIBIT B
                                   ---------

                         COMMENCEMENT DATE NOTIFICATION
                         ------------------------------


To:___________________________
      (Tenant)


_______________ ("Landlord") and _______________ ("Tenant") are parties to a lease ("Lease") dated _____________ of premises in a building known as ______________________, Massachusetts. Landlord hereby notifies Tenant that the term of the Lease commenced on _____________ and will end on ______________ and that the first lease year commenced on __________ and will end on ____________. Although not required for this notification to be effective, we would appreciate your confirming the foregoing by signing the enclosed copy of this letter and returning it to us.

                                            ___________________________________
                                                         (Landlord)

                                            By_________________________________

Confirmed:

___________________________________
            (Tenant)

By:________________________________

                                   EXHIBIT C
                                   ---------

                               BASE BUILDING WORK
                               ------------------


Building Entrances:  Three handicapped accessible, aluminum and glass, two-
                     story, curtain-wall entrances are provided to access Areas 1, 2, & 3. Area 4 is accessed at grade via, a single-story, curtain-wall entrance with an inside vestibule. Numerous secondary entrances are provided for the Building.

Windows: Aluminum frames with thermopane, Low-E, tinted glass is provided throughout. Area 4 has two six (6') foot wide window units installed in each bay of the northwest wall, and three storefront-type windows will be installed in the southwest wall.

Roof: Single-ply, EPDM membrane roofing systems with 2 1/2" insulation providing an R16 level are provided at Areas 1, 2 & 3. Area 4 has a built-up roof.

Common Areas:        Two-story atrium lobbies are provided in Areas 1, 2, & 3,
                     which include elevators, monumental stairs, and bathroom cores. Area 4 has a new bathroom core.

                     Interior drywall partitions for the lobbies, bathroom cores, electrical and mechanical rooms are constructed using steel studs, 16" on center with 1/2" gypsum wall board to the underside of the deck.

                     The bathroom and utility room doors are 3'-0" x 7'-0" solid-core, maple veneer in hollow metal frames with standard lever hardware.

                     Two coats of latex paint is provided on all drywall and door frames. Doors and window sills receive stain and/or clear sealed.

                     A combination of drywall soffits and suspended ceilings is provided in the lobbies and all other common areas. Bathrooms have 2' X 2' suspended ceilings.

                     A combination of tile and carpet is provided in the lobbies. All common hallways have carpet. Ceramic tile is provided in the bathrooms and shower rooms on the floors and wet walls.

                     Common areas in Areas 1, 2, & 3 have semi-recessed chrome sprinkler heads located in the suspended or drywall ceilings.

Tenant Entrances:    The entrance from the lobby into each tenant space has 3'-
                     6"X 7'-10" solid core maple veneer door with tempered glass and 3'- 6" tempered-glass sidelight.

Partitions:          The inside of the exterior walls are steel studs 16" on
                     center with bat insulation and 5/8" gypsum wall board to 10 feet above the finished floor. Hardwood veneer window sills are provided at all windows.

HVAC: All Areas are serviced by a variable air volume (VAV) system consisting of rooftop (Areas 1, 2 & 4) and interior (Area 3) air handler units.

Flooring:            The existing, unfinished floors in Tenant spaces will be
                     leveled to receive new flooring.

Electrical:          13.8kv primary main service and 480/277 and 110/208,
                     three phase, secondary. Distribution panels and feeders are provided for the HVAC system, lighting and utility power. Tenant spaces are serviced by sub-panels located in common electrical rooms on each floor. An emergency light and exit sign system is provided to meet code requirements for the common areas and unfinished tenant spaces.

Sprinkler:           A sprinkler system is provided throughout the Building.
                     Tenant spaces have the proper coverage required by code for open, unfinished space, with heads facing up at the underside of the exposed deck.

Fire Alarm:          An addressable fire alarm system is provided throughout
                     the Building in conformance with all State and municipal code requirements. Tenant spaces have the proper coverage required by code for open, unfinished space.

                                   EXHIBIT D
                                   ---------

                               WORK CHANGE ORDER
                               -----------------


Lease Date:_____________________________   Date:_____________________________

Landlord:_______________________________   Work Change Order No.:____________

Tenant:_________________________________   Building Address:_________________

                                           Premises:_________________________

================================================================================
Tenant directs Landlord to make the following additions to Landlord's work:



Description of additional work:



Work Change Order Amount:


================================================================================

Amount of Previous Work Change Orders:__________________________________
This Work Change Order:_________________________________________________
Total Amount of Work Change Orders:_____________________________________


Landlord approves this Work Change Order and Tenant agrees to pay to Landlord the Total Amount of Work Change Orders at the earlier of ten days following receipt of the Certificate of Occupancy of the premises or occupancy of the premises by Tenant.



Tenant:                           Landlord:

By:  _____________________________  By:  _____________________________

Title: ___________________________  Title: ___________________________

                                   EXHIBIT E
                                   ---------

                             RULES AND REGULATIONS
                             ---------------------


1. The sidewalks, entrances, passages, corridors, vestibules, halls, elevators, or stairways in or about the Building shall not be obstructed by Tenant.

2. Tenant shall not place objects against glass partitions, doors or windows which would be unsightly from the Building corridor or from the exterior of the Building.

3. Tenant shall not waste electricity or water in the Building premises and shall cooperate fully with Landlord to assure the most effective operation of the Building heating and air conditioning systems. All regulating and adjusting of heating and air-conditioning apparatus shall be done by the Landlord's agents or employees.

4. Tenant shall not use the Premises so as to cause any increase above normal insurance premiums on the Building.

5. No vehicles or animals of any kind shall be brought into or kept in or about the Premises. No space in the Building shall be used for manufacturing or for the sale of merchandise of any kind at auction or for storage thereof preliminary to such sale.

6. Tenant shall cooperate with Landlord in minimizing loss and risk thereof from fire and associated perils.

7. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed and constructed and no sweepings, rubbish, rags, acid or like substance shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant.

8. Tenant acknowledges that the Building has been designated a non-smoking building. At no time shall Tenant permit its agents, employees, contractors, guests or invitees to smoke in the Building or, except in specified locations, directly outside the Building.

9. Landlord reserves the right to establish, modify, and enforce reasonable parking rules and regulations, provided such rules and obligations do not diminish Tenant's rights under the Lease.

10. Landlord reserves the right at any time to rescind, alter or waive any rule or regulation at any time prescribed for the Building and to impose additional reasonable rules and regulations when in its judgment deems it necessary, desirable or proper for its best interest and for the best interest of the tenants and no alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant, provided such rules and regulations do not diminish Tenant's rights under the Lease. Landlord shall not be responsible to any tenant for the nonobservance or violation by any other tenant however resulting of any rules or regulations at any time prescribed for the Building.

                                   EXHIBIT F
                                   ---------

                            FORM OF LETTER OF CREDIT
                            ------------------------


BENEFICIARY:                        ISSUANCE DATE: ________________, _____

10 Maguire Road LLC                 IRREVOCABLE STANDBY
                                    LETTER OF CREDIT NO. _______


ACCOUNTEE/APPLICANT:                MAXIMUM/AGGREGATE
                                    CREDIT AMOUNT:
                                    USD $



GENTLEMEN:


We hereby establish our irrevocable letter of credit in your favor for account of the applicant up to an aggregate amount not to exceed _________ US Dollars ($________) available by your draft(s) drawn on ourselves at sight accompanied by:

Your statement, signed by a purportedly authorized officer/official certifying that the Beneficiary is entitled to draw upon this Letter of Credit (in the amount of the draft submitted herewith) pursuant to Section 4.4 of the lease (the "Lease") dated _____, 1999 by and between 10 Maguire Road LLC, as Landlord, and ______________, as Tenant, relating to the premises at 10 Maguire Road, Lexington, Massachusetts.

Draft(s) must indicate name and issuing bank and credit number and must be presented at this office.

You shall have the right to make partial draws against this Letter of Credit, from time to time.

Except as otherwise expressly stated herein, this Letter of Credit is subject to the "Uniform Customs and practice for Documentary Credits, International Chamber of Commerce, Publication No. 500 (1993 Revision)."

This Letter of Credit shall expire at our office on ________________, ____ (the "Stated Expiration Date"). It is a condition of this Letter of Credit that the Stated Expiration Date shall be deemed automatically extended without amendment for successive one (1) year periods from such Stated Expiration Date, unless at least forty-five (45) days prior to such Stated Expiration Date) or any anniversary thereof) we shall notify the Beneficiary and the Accountee/Applicant in writing by registered mail (return receipt) that we elect not to consider this Letter of Credit extended for any such additional one (1) year period.

We engage with you that all drafts drawn under and in compliance with the terms of this letter of credit will be duly honored on presentation to us.


                                    Very truly yours,



                                    Authorized Signatory